ENHANCED MULTI-STRATEGY INCOME MANAGED ACCOUNTS PORTFOLIO

SUPPLEMENT DATED JUNE 23, 2014

TO THE PROSPECTUS DATED NOVEMBER 29, 2013

Enhanced Multi-Strategy Income Managed Accounts Portfolio will be liquidated after the close of business on July 25, 2014. The fund will send shareholders the proceeds of the liquidation.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-EIMAPP-0614P